UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 13, 2013

HUDSON CITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26001	22-3640393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

WEST 80 CENTURY ROAD

PARAMUS, NEW JERSEY 07652

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (201) 967-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 13, 2013, M&T Bank Corporation (“M&T”) and Hudson City Bancorp, Inc. (“Hudson City”) announced that they have entered into Amendment No. 1 (“Amendment No. 1”) to the Agreement and Plan of Merger, dated as of August 27, 2012 (the “Merger Agreement”), by and among M&T, Hudson City and Wilmington Trust Corporation (“WTC”). Amendment No. 1 is attached as Exhibit 2.1 to this Report. The Merger Agreement was included as Appendix A to the Joint Proxy Statement/Prospectus of M&T and Hudson City, dated February 22, 2013.

Amendment No. 1 extends the date after which either party may terminate the Merger Agreement if the merger of Hudson City with and into WTC (the “Merger”) has not yet been completed, from August 27, 2013 to January 31, 2014. Amendment No. 1 provides that Hudson City may submit for a vote of Hudson City stockholders an unsolicited bona fide alternative transaction that Hudson City’s board of directors determines in good faith is more favorable from a financial point of view to Hudson City’s stockholders than the Merger and, if such transaction is approved by its stockholders, terminate the Merger Agreement, subject to the payment of a termination fee by Hudson City to M&T. Amendment No. 1 also permits Hudson City to take certain interim actions, including with respect to Hudson City’s conduct of business, retiree benefits, retention incentives and certain other matters with respect to Hudson City personnel, prior to the completion of the Merger.

The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 1. Except as explicitly provided in Amendment No. 1, the Merger Agreement remains in full force and effect as originally executed on August 27, 2012.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Amendment No. 1 to the Agreement and Plan of Merger, dated as of August 27, 2012, by and among M&T Bank Corporation, Hudson City Bancorp Inc. and Wilmington Trust Corporation

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This Report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving M&T’s and Hudson City’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made and neither M&T nor Hudson City assumes any duty to update forward-looking statements. In addition to factors previously disclosed in M&T’s and Hudson City’s reports filed with the SEC and those identified elsewhere in this Report, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the Merger, including approval by M&T and Hudson City shareholders, on the expected terms and schedule, particularly in view of the Federal Reserve issues that have caused a delay in obtaining a regulatory determination; the additional delay in closing the Merger; difficulties and delays in integrating the M&T and Hudson City businesses or fully realizing cost savings and other benefits; business disruption following the Merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

IMPORTANT ADDITIONAL INFORMATION

In connection with the Merger, M&T filed with the SEC on February 22, 2013 a Registration Statement on Form S-4 that includes a Joint Proxy Statement of M&T and Hudson City and a Prospectus of M&T (together with the Joint Proxy Statement, as amended, the “Joint Proxy Statement/Prospectus”), as well as other relevant documents concerning the proposed transaction. The S-4 has been declared effective and the Joint Proxy Statement/Prospectus was first mailed to shareholders of M&T and Hudson City on or about February 27, 2013. Each of M&T and Hudson City may file other relevant documents concerning the proposed transaction. SHAREHOLDERS OF M&T AND HUDSON CITY ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the Joint Proxy Statement/Prospectus, as well as other filings containing information about M&T and Hudson City, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from M&T at www.mtb.com under the tab “About Us” and then under the heading “Investor Relations” or from Hudson City by accessing Hudson City’s website at www.hcsbonline.com under the heading “Investor Relations.” Copies of the Joint Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Investor Relations, One M&T Plaza, Buffalo, New York 14203, (716) 842-5445.

M&T and Hudson City and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of M&T and Hudson City in connection with the Merger. Information about the directors and executive officers of M&T and their ownership of M&T common stock is set forth in the proxy statement for M&T’s 2013 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 6, 2013. Information about the directors and executive officers of Hudson City and their ownership of Hudson City common stock is set forth in the proxy statement for Hudson City’s 2012 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 19, 2012. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement/Prospectus regarding the Merger and other relevant materials filed with the SEC. Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON CITY BANCORP, INC.

By:	/s/ Anthony J. Fabiano
Anthony J. Fabiano
Executive Vice President

Dated: April 15, 2013

Exhibit Index

Exhibit No.	Description

2.1	Amendment No. 1 to the Agreement and Plan of Merger, dated as of August 27, 2012, by and among M&T Bank Corporation, Hudson City Bancorp Inc. and Wilmington Trust Corporation